EXHIBIT 21

                            McCaw Corporations


Cellular

ACC/Affiliated Cellular of Salt Lake City, Inc. (Utah)
Access Plus, Inc. (27.47%)
Affiliated Cellular of Fresno, Inc. (California)
Affiliated Cellular of Minneapolis, Inc. (Minnesota)
Affiliated Cellular of Sacramento, Inc. (California)
Affiliated Cellular of San Antonio, Inc. (Texas)
Bellingham Cellular Telephone, Inc. (Washington)
Boise Cellular Services, Inc. (Idaho)
B-CS Cellular Telephone Co., Inc. (Delaware)
Cagal Cellular Communications Corp. (Delaware) (85.49%) California InterCell, Inc. (California)
Carson City Cellular, Inc. (Nevada)
Cellular Mobile Services of New York, Inc. (New York)
Cellular Mobile Systems of the Bay Area, Inc. (California) Cellular Mobile Systems of Missouri, Inc. (Missouri)
Cellular Mobile Systems of Texas, Inc. (Texas)
Cellular Services of Buffalo, Inc. (Delaware)
Chase Cellular of West Palm Beach, Inc. (Florida)
Chico MSA Cellular, Inc. (California)
Citrus RSA Acquisition Corporation (Delaware)
Continental InterCell, Inc. (Delaware)
Denver Cellular, Inc. (Delaware)
Eugene Cellular Telephone Company, Inc. (Texas)
FCJ, Inc. (Georgia)
First Cellular Group Incorporated (Delaware)
First Cellular Group of Lakeland-Winter Haven, Inc. (Delaware) First Cellular Group of Oxnard, Inc. (Delaware)
First Cellular Group of Shreveport, Inc. (Delaware)
Fort Smith Cellular, Inc. (Arkansas)
Jackson Cellular Services, Inc. (Mississippi)
Kings County Cellular, Inc. (California)
Lafayette Communications, Inc. (Delaware)
LIN Broadcasting Corporation (Delaware) (51.9%)
Little Rock Cellular Corporation (Arkansas)
Longview Cellular, Inc. (Delaware)
Maui Cellular Telephone Company, Inc. (Wisconsin)
MCCI Acquisitions, Inc. (Delaware)
McCaw Cellular Communications, Inc. (Delaware)
McCaw Cellular Communications of Argentina, Inc. (Nevada)
McCaw Cellular Communications of Colombia, Inc. (Nevada)
McCaw Cellular Communications of Florida, Inc. (Florida)
McCaw Cellular Communications of Israel, Inc. (Nevada)
McCaw Cellular Communications of San Francisco/San Jose, Inc.
     (California)
McCaw Cellular Communications of Spain, Inc. (Nevada)
McCaw Cellular Communications of Texas, Inc. (Texas)
McCaw Cellular Communications of Venezuela, Inc.
McCaw Cellular Equipment, Inc. (Washington)
McCaw Cellular, Inc. (Washington)
McCaw Cellular Interests, Inc. (Washington)
McCaw Cellular of California, Inc. (California)
McCaw Cellular Management, Inc. (Washington)
McCaw Cellular One of Kansas City, Inc. (Missouri)
McCaw Communications of Anchorage, Inc. (Alaska)
McCaw Communications of Bradenton, Inc. (Florida)
McCaw Communications of Bremerton, Inc. (Washington)
McCaw Communications of Bryan, Inc. (Texas)
McCaw Communications of Buffalo, Inc.
McCaw Communications of Central Texas (Texas)
McCaw Communications of Cincinnati, Inc. (Washington)
McCaw Communications of Colorado Springs, Inc. (Colorado)
McCaw Communications of Dallas, Inc. (Nevada)
McCaw Communications of Davenport, Inc. (Iowa)
McCaw Communications of Daytona Beach, Inc. (Delaware)
McCaw Communications of Decatur, Inc. (Illinois)
McCaw Communications of Denver, Inc. (Colorado)
McCaw Communications of Ecuador, Inc. (Washington)
McCaw Communications of Enid, Inc. (Oklahoma)
McCaw Communications of Erie, Inc. (Pennsylvania)
McCaw Communications of Flint, Inc. (Michigan) Will be reinstated McCaw Communications of Florida, Inc. (Florida)
McCaw Communications of Fort Collins, Inc. (Colorado)
McCaw Communications of Fort Pierce, Inc. (Florida)
McCaw Communications of Fresno, Inc. (California)
McCaw Communications of Gainesville, TX, Inc. (Texas)
McCaw Communications of Greeley, Inc. (Colorado)
McCaw Communications of Houma, Inc. (Louisiana)
McCaw Communications of Huntington, Inc. (West Virginia)
McCaw Communications of Johnstown, Inc. (Pennsylvania)
McCaw Communications of Killeen-Temple, Inc. (Texas)
McCaw Communications of LaCrosse, Inc. (Wisconsin)
McCaw Communications of Lafayette, Inc. (Louisiana)
McCaw Communications of Latin America, Inc. (Washington)
McCaw Communications of Lawrence, Inc. (Kansas)
McCaw Communications of Long Branch, Inc. (New Jersey)
McCaw Communications of Longview, Inc. (Texas)
McCaw Communications of the Mid-South, Inc. (Delaware)
McCaw Communications of the Midwest, Inc. (Missouri)
McCaw Communications of Minneapolis, Inc. (Minnesota)
McCaw Communications of Modesto, Inc. (California)
McCaw Communications of Nevada, Inc. (Nevada)
McCaw Communications of New Brunswick, Inc. (New Jersey)
McCaw Communications of the Northeast, Inc. (Washington)
McCaw Communications of Northeast Pennsylvania, Inc.
     (Pennsylvania)
McCaw Communications of the Northwest, Inc. (Washington)
McCaw Communications of Oklahoma City, Inc. (Oklahoma)
McCaw Communications of Olympia, Inc. (Washington)
McCaw Communications of Orlando, Inc. (Washington)
McCaw Communications of Orlando II, Inc. (Florida)
McCaw Communications of Oxnard, Inc. (California)
McCaw Communications of the Pacific, Inc. (California)
McCaw Communications of the Pacific Northwest, Inc.
     (Washington)
McCaw Communications of Pennsylvania, Inc. (Washington)
McCaw Communications of Pittsburgh, Inc. (Pennsylvania)
McCaw Communications of Provo, Inc. (Utah)
McCaw Communications of Puerto Rico, Inc. (Puerto Rico)
McCaw Communications of Redding, Inc. (California)
McCaw Communications of Reno, Inc. (Nevada)
McCaw Communications of Rochester, Inc. (Minnesota)
McCaw Communications of Sacramento, Inc. (California)
McCaw Communications of Salem, Inc. (Oregon)
McCaw Communications of Salt Lake City, Inc. (Utah)
McCaw Communications of San Antonio, Inc. (Texas)
McCaw Communications of Sarasota, Inc. (Florida)
McCaw Communications of Sherman, Inc. (Texas)
McCaw Communications of Spain, Inc. (Nevada)
McCaw Communications of Spokane, Inc. (Washington)
McCaw Communications of St. Joseph, Inc. (Kansas)
McCaw Communications of Steubenville, Inc. (Ohio)
McCaw Communications of Tampa, Inc. (Washington)
McCaw Communications of Tampa II, Inc. (Washington)
McCaw Communications of Texarkana, Inc. (Arkansas)
McCaw Communications of Texas, Inc. (Texas)
McCaw Communications of Topeka, Inc. (Kansas)
McCaw Communications of Tulsa, Inc. (Oklahoma)
McCaw Communications of Utah, Inc. (Utah)
McCaw Communications of Venezuela, Inc. (Delaware)
McCaw Communications of Visalia, Inc. (California)
McCaw Communications of Waco, Inc. (Delaware)
McCaw Communications of West Palm Beach, Inc. (Washington)
McCaw Communications of Wheeling, Inc. (West Virginia)
McCaw Communications of Worcester, Inc. (Washington)
McCaw Communications of Yuba City, Inc. (California)
McCaw Construction Services, Inc. (Washington)
McCaw Data Transmission, Inc. (Washington)
McCaw Far East Holdings, Inc. (Washington)
McCaw Information Services, Inc. (Washington)
McCaw National Accounts, Inc. (Washington)
McCaw Nevada, Inc. (Nevada)
McCaw Pacific Northwest, Inc. (Washington)
McCaw Retail of Utah, Inc. (Washington)
McCaw Upper Midwest Region, Inc. (Pennsylvania)
Medford Cellular Telephone Company, Inc. (Delaware) (90.78%) Medford Oregon Cellular Telephones, Inc. (Oregon)
MFC, Inc. (Virginia) (not to be confused with McCaw Family Corp.) Minnesota Cellular, Inc. (Minnesota)
Monroe Cellular, Inc. (Louisiana)
NJ-2 Cellular, Inc. (New Jersey)
North American Cellular Network, Inc. (Delaware)
Ocala Cellular Partners, Inc. (Florida)
Ocala Cellular Telephone Company, Inc. (Delaware) (87.27%)
OK-3 Cellular, Inc. (Oklahoma)
OK-5 Cellular, Inc. (Oklahoma)
Olympia Cellular Telephone Company, Inc. (Delaware (86.23%) Pacific Northwest/Rocky Mountain Region, Inc. (Washington) Pacific Porta-Phone, Inc. (Oregon)
Parkersburg Cellular Telephone Co., Inc. (Delaware) (98.02%)
Pine Bluff Cellular, Inc. (Delaware) (80.82%)
Pine Bluff Cellular Services, Inc. (Arkansas)
Pueblo Cellular Telephone, Inc. (Colorado)
Pueblo Cellular Communications, Inc. (Delaware) (75.01%)
RSA # 339, Inc. (California)
RSA # 343, Inc. (California)
RSA # 350 Cellular, Inc. (Colorado)
RSA # 673 Cellular, Inc. (Delaware)
RSA # 693 Cellular, Inc. (Delaware)
RSA # 697 Cellular, Inc. (Delaware)
RSA # 698 Cellular, Inc. (Washington)
St. Cloud Cellular, Inc. (Minnesota)
Santa Barbara Cellular, Inc. (California)
Sherman/Denison Cellular Telephone Company, Inc. (Delaware) Simmons Cellular of Washington, Inc. (Washington)
St. Cloud Cellular Telephone Company, Inc. (Delaware) (69.26%) Stockton Cellular Telephone Company, Inc. (California)
Talcom, Inc. (Florida)
Tri-Cities Cellular Services, Inc. (Delaware)
TWR Cellular, Inc. (Maryland)
United States Cellular Radio Corporation of California
     (Dist. of Col.)
United States Cellular Radio Corporation of Delaware
     (Dist. of Col.)
United States Cellular Radio Corporation of Massachusetts
     (Dist. of Col.)
Wichita Telephone Company (Delaware)
Yakima Cellular Telephone, Inc. (Washington)


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                            McCAW CORPORATIONS

RCC

Airsignal, Inc. (Delaware)
Airsignal of California, Inc. (California)
McCaw Communications of Portland, Inc. (Oregon)
McCaw Holding, Inc. (Washington)
McCaw Messaging of Mexico, Inc. (Nevada)
McCaw Paging One, Inc. (Washington)
McCaw RCC Communications, Inc. (Washington)
McCaw RCC Communications of Kansas City, Inc. (Kansas)
McCaw RCC Communications of the Midwest, Inc. (Oklahoma)
McCaw RCC Communications of Utah, Inc. (Utah)
McCaw RCC of Colorado, Inc. (Colorado)
McCaw RCC of New Mexico, Inc. (New Mexico)
McCaw RCC of Wichita (Kansas)
McCaw 900 MHz Communications, Inc. (Washington)
Mid-South Leasing, Inc. (Delaware)
Mobilfone Service, Inc. (Texas)
Radio Communications, Inc. (Alaska)
Vegas Instant Page (Nevada)
Western Telepage, Inc. (Washington)
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                            McCAW CORPORATIONS

General

ACI-FEB Investments, Inc. (Delaware)
ACI-FRDC Investments, Inc. (Delaware)
ACI Investments, Inc. (Delaware)
ACI-MLC Investments, Inc. (Delaware)
ATG I, Inc. (Delaware)
ATG II, Inc. (Delaware)
BTO Investments, Inc. (Washington)
C-S Rental Agency, Inc. (Florida)
CLD Co.
Cellular One Development, Inc. (Delaware)
Globe Pequot Press, Inc. (Delaware)
LTF, Inc. (Nevada)
McCaw Communications Companies, Inc. (Washington)
McCaw Development Corporation (Delaware)
McCaw Holdings, Inc. (Washington)
McCaw Property Investments, Inc. (Washington)
McCaw Unrestricted Holdings, Inc. (Delaware)
McCaw Wireless Data, Inc. (Delaware)
MCC-1099, Inc. (Washington)
MMM Holdings, Inc.
MobileMount, Inc. (Washington)
Space Technologies Investments, Inc. (Washington)
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                            McCAW CORPORATIONS

Cable

McCaw Cablevision, Inc. (Washington)
McCaw Communications of Columbia County, Inc. (Oregon)
McCaw Communications of Hawaii Kai, Inc. (Hawaii)
McCaw Communications of Homer, Inc. (Alaska)
McCaw Communications of North Bend, Inc. (Washington)
McCaw Communications of North Bend/Cle Elum, Inc.
     (Washington)
McCaw Communications of Seward, Inc. (Alaska)
McCaw Olympic Communications, Inc. (Washington)
McCaw Satellite Programming Investments, Inc. (Washington)
Whatcom County Cablevision, Inc. (Washington)
Whidbey Island Cablevision, Inc. (Washington)